SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

                           FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                          June 30, 2006
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                      Monarch Services, Inc.
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   (Exact name of registrant as specified in its charter)


       Maryland          000-08512             52-1073628
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   (State or other      (Commission       (IRS Employer
   jurisdiction of       File Number)      Identification No.)
   incorporation)


     4517 Harford Road, Baltimore, Maryland      21214
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     (Address of principal executive office)  (Zip Code)


Registrant's telephone number, including area code, (410-254-9200)
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ITEM 8.01  OTHER EVENTS.

Termination of Peerce's Plantation Restaurant, Catering and Bar Business

In June 2001, the Company purchased three adjoining parcels of real estate located in Baltimore County, Maryland. The acquisition included "Peerce's Plantation", a 350 seat fine dining restaurant, catering facility and bar with liquor license. Renovations of Peerce's Plantation began in the spring of 2002 and were completed in September 2003. The restaurant, bar and catering business opened for business on September 26, 2003.

Despite some success in attracting the target market, Peerce's Plantation has been unable to generate significant or steadily increasing revenues since it's opening. As of January 31, 2006, the last quarter for which public information has been made available, Peerce's Plantation has incurred losses each quarter since it's opening and has never been profitable. Because the Company does not expect that Peerce's Plantation will add to the Company's profitability in the future, management has determined that Peerce's Plantation restaurant, bar and catering business is no longer viable. As a result, we decided to close Peerce's Plantation effective June 27, 2006.


Certain Cautionary Information

In connection with the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act"), we are hereby disclosing certain cautionary information to be used in connection with written materials (including this Report on Form 8-K) and oral statements made by or on behalf of our employees and representatives that may contain forward-looking statements within the meaning of the Litigation Reform Act. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as may, expect, will, anticipate, estimate or continue or the negative thereof or other variations thereon or comparable terminology. You are cautioned that all forward-looking statements are necessarily speculative and there are numerous risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. The discussion contained in our Annual Report on Form 10KSB for the fiscal year ended April 30, 2005 and incorporated herein by reference highlights some of the more important risks we have identified, but should not be assumed to be the only factors that could affect future performance. Included in these risks are our new business lines, history or losses, our fluctuations in operating results, competition and other risks set forth herein and in our annual report on Form 10KSB for the fiscal year ended April 30, 2005 and in other reports we have filed.
You are cautioned that we do not have a policy of updating or revising forward-looking statements and thus you should not assume that our silence over time means that actual events are bearing out as estimated in such forward-looking statements.










                                 SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               MONARCH SERVICES, INC.


Date:  June 30, 2006                           By:  Jackson Y. Dott
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                                               Jackson Y. Dott, President